Prospectus supplement dated July 15, 2016
to the following prospectus(es):
BOA FPVUL, BOA Next Generation FPVUL, BOA ChoiceLife FPVUL, BOA Next Generation II FPVUL, NLIC Options Plus, and NLIC Options Premier prospectus dated May 1, 2016
BOA Last Survivorship II, BOA ChoiceLife Survivorship, BOA ChoiceLife Survivorship II, Next Generation Survivorship Life, BOA Protection Survivorship Life, and BOA ChoiceLife Protection prospectuses dated May 1, 2009
BOA MSPVL, BOA MSPVL II (BOA MSPVL Future), BOA Protection FPVUL, BOA ChoiceLife Protection FPVUL, Survivor Options Premier (NLIC), Survivor Options Elite (NLIC), Survivor Options Premier (NLAIC), and Options Premier (NLAIC) prospectuses dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Nationwide filed a supplement dated June 1, 2016, for the purposes of notifying policy owners that Putnam Investment Management, LLC, the Putnam Variable Trust - Putnam VT Voyager Fund: Class IB's ("VT Voyager Fund") investment manager, had recommended, and the VT Voyager Fund’s Board of Trustees had approved, the merger of Putnam VT Voyager Fund into Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB ("VT Growth Opportunities Fund") at the close of business July 15, 2016.
However, the merger of the VT Voyager Fund into the VT Growth Opportunities Fund that was scheduled for July 15, 2016, is now being deferred until further notice.
As a result, the following will occur to the policy:
•	The VT Voyager Fund will remain as an available investment option to receive transfers or new purchase payments.
•	The VT Growth Opportunities Fund will not be added as an investment option under the policy on July 14, 2016.
PROS-0324